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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

               Date of report (Date of earliest event reported)
                                 March 4, 2004

               Bear Stearns Commercial Mortgage Securities Inc.

            (Exact Name of Registrant as Specified in Its Charter)


Delaware                           333-86366                13-3411414
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(State or Other Jurisdiction      (Commission            (IRS Employer
of Incorporation)                 File Number)           Identification No.)


245 Park Avenue, New York, NY                                 10167
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(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code  (212) 272-2000
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         (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events and Required FD Disclosure.
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It is expected that during March 2004, a single series of certificates, entitled Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-PWR3 (the "Certificates"), will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), to be entered into by and among Bear Stearns Commercial Mortgage Securities Inc. (the "Registrant"), Prudential Asset Resources, Inc., as a Master Servicer and as Lion Industrial Portfolio Special Servicer, Wells Fargo Bank, National Association, as a Master Servicer, as Certificate Administrator and as Tax Administrator, ARCap Servicing, Inc., as General Special Servicer, LaSalle Bank National Association, as Trustee, ABN AMRO Bank N.V., as Fiscal Agent and The Prudential Insurance Company of America, as Lion Industrial Portfolio Non-Pooled Subordinate Noteholder. Certain classes of the Certificates (the "Underwritten Certificates") will be registered under the Registrant's registration statement on Form S-3 (no. 333-86366) and sold to Bear, Stearns & Co. Inc., ("BSCI"), Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPFS"), Goldman Sachs & Co. ("GS&Co.") and Wells Fargo Brokerage Services, LLC (together with BSCI, MLPFS and GS&Co., the "Underwriters") pursuant to an underwriting agreement to be entered into by and between the Registrant and the Underwriters.

         In connection with the expected sale of the Underwritten Certificates, the Registrant has been advised that one or more of the Underwriters have furnished to prospective investors certain information attached hereto as Exhibit 99.1 that may be considered "Computational Materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) and/or "ABS Term Sheets" (as defined in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association).

         The Computational Materials and/or ABS Term Sheets attached hereto have been prepared and provided to the Registrant by one or more of the Underwriters. The information in such Computational Materials and ABS Term Sheets is preliminary and will be superseded by the final Prospectus Supplement relating to the Underwritten Certificates and by any other information subsequently filed with the Commission. To the extent any Computational Materials and ABS Term Sheets previously filed by the Registrant with respect to the Underwritten Certificates are inconsistent with the Computational Materials and ABS Term Sheets attached hereto, such previously filed Computational Materials and ABS Term Sheets are superseded by the Computational Materials and ABS Term Sheets attached hereto.

Item 7.  Financial Statements and Exhibits.
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(a) Financial statements of businesses acquired:
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         Not applicable.

(b) Pro forma financial information:
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         Not applicable.

(c)  Exhibits:
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Exhibit No.    Description

99.1           Computational Materials and/or ABS Term Sheets



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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:   March 5, 2004

                                       BEAR STEARNS COMMERCIAL MORTGAGE
                                       SECURITIES INC.

                                          By: /s/ Michael A. Forastiere
                                              --------------------------
                                              Name:   Michael A. Forastiere
                                              Title:  Vice President



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                                 EXHIBIT INDEX

                  The following exhibits are filed herewith:

Exhibit No.
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99.1              Computational Materials and/or ABS Term Sheets







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